SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 October 6, 2003
                Date of Report (Date Of Earliest Event Reported)

                          WEBSTER FINANCIAL CORPORATION

             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
                 (State Or Other Jurisdiction Of Incorporation)


      001-31486                                           06-1187536

(Commission File Number)                       (IRS Employer Identification No.)

                                  Webster Plaza
                          Waterbury, Connecticut 06702

              (Address Of Principal Executive Offices) (Zip Code)

                                 (203) 578-2476
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
         (Former Name Or Former Address, If Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

            On October 6, 2003, the Registrant, Webster Financial Corporation, a Delaware corporation ("Webster"), and FIRSTFED AMERICA BANCORP, INC., a Delaware corporation ("FIRSTFED"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which Webster has agreed to acquire FIRSTFED.

            Under the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both Webster and FIRSTFED, FIRSTFED will merge with and into Webster (the "Merger"), with Webster surviving the Merger. The agreement provides for a combination cash and stock transaction valued at approximately $456 million (including the cash out of FIRSTFED stock options and net of Webster's holding of 328,000 shares of FIRSTFED common stock) based on Webster's closing common stock price on October 3, 2003 on the New York Stock Exchange. Upon completion of the acquisition, FIRSTFED stockholders will be entitled to receive either 0.5954 shares of Webster common stock or $24.50 in cash for each share of FIRSTFED common stock, subject to proration. Approximately 60% of the consideration will be paid in Webster common stock and approximately 40% of the consideration will be paid in cash.

            The transaction is subject to customary closing conditions, including receipt of regulatory approvals and the approval of FIRSTFED's stockholders.

            A copy of the Joint Press Release of Webster and FIRSTFED is attached hereto as Exhibit 99.1, and a copy of certain other information regarding the Merger is attached hereto as Exhibit 99.2, and the above summary is qualified in its entirety by reference to such exhibits, which are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number              Description
--------------              -----------

99.1                        Press Release dated October 7, 2003
99.2                        Analyst Presentation Materials dated October 7, 2003



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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  October 7, 2003


                                            WEBSTER FINANCIAL CORPORATION


                                            By:      /s/ William J. Healy
                                            Name:    William J. Healy
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer



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Exhibit Index
-------------

Exhibit Number              Description
--------------              -----------

99.1                        Press Release dated October 7, 2003
99.2                        Analyst Presentation Materials dated October 7, 2003